UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________

FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2021
____________
R1 RCM Inc.
(Exact Name of Registrant as Specified in Charter)
 ____________

Delaware	001-34746	02-0698101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Michigan Avenue	60611
Chicago
Illinois
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 324-7820
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCM	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Background

On February 16, 2016, R1 RCM Inc. (“R1” or the “Company”) and Ascension Health (“Ascension Health”) entered into a long-term strategic partnership and amended and restated the Master Professional Services Agreement (the “A&R MPSA”) between the Company and Ascension Health, with an amended term of ten years. The A&R MPSA was filed as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q filed on May 10, 2016. The A&R MPSA continues the Company’s relationship with Ascension Health which commenced in October 2004 and was previously extended under the prior five-year Master Professional Services Agreement, dated August 6, 2012 (the “Prior MPSA”). The Prior MPSA was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on November 8, 2012. The A&R MPSA provides that, with certain limited exceptions, the Company is the exclusive provider of revenue cycle management services and physician advisory services with respect to acute care services provided by the hospitals affiliated with Ascension Health that execute supplement agreements with the Company.

On June 24, 2018, the Company and Ascension Health entered into a supplement to the A&R MPSA (the “AMG Supplement”), pursuant to which the Company provides revenue cycle management services to physician groups affiliated with Ascension Health (“Ascension Medical Group” or “AMG”) for ten years.

Amendment to the A&R MPSA

On April 30, 2021, the Company and Ascension Health entered into Amendment No. 5 to the A&R MPSA, effective as of May 1, 2021 (the “Amendment”). The Amendment provides, among other things, the following amendments to the A&R MPSA and the AMG Supplement:

•    Term extension. The terms of the A&R MPSA and the AMG Supplement are extended to April 30, 2031.

•    Base fee discounts. The Amendment amends the discounts applicable to the base fees payable by Ascension Health, which is, in general, measured as a specified percentage of cash collections.

•    Digital transformation of consumer and provider experience.

o    The parties have selected R1’s patient experience technology platform as the standard across the acute care setting for all Ascension Health-affiliated hospitals that have executed, or that execute, supplement agreements with the Company.

o    The Company (or its partners) will be the exclusive provider of patient pay experience technology for Ascension Health-affiliated hospitals and physician groups until December 31, 2027.

o    The parties will conduct an assessment of the AMG patient journey, and during the twenty-four months following such assessment, the Company will have an exclusive right to deploy technologies to transform the patient experience in the AMG setting.

•    Evaluation of new offshore service locations. The Company and its subcontractors may perform the revenue cycle management services at additional offshore locations approved by Ascension Health. Such approval shall not be unreasonably withheld, conditioned, or delayed and shall take into consideration any unreasonable or undue burden on the Company’s operations.

•    Operating metrics. The parties will amend certain metrics used to measure the Company’s revenue cycle operating performance for purposes of calculating incentive payments, effective as of July 1, 2022.

•    Service levels. Effective as of July 1, 2021, the Amendment modifies certain existing service levels, which are used to measure the Company’s level of performance for particular revenue cycle management services (failure to meet such service levels typically result in the payment of a credit with respect to the applicable hospitals or physician group market, subject to a cap). Further, certain other existing service levels are modified or replaced with new service levels with a focus on the patient experience. The target levels for such modified or new service levels will become effective on mutually agreed upon dates.

•    Limitation of liability. The Amendment increases the Company’s liability cap under the A&R MPSA.

•    Termination. The Amendment does not amend any termination-related terms of the A&R MPSA or the AMG Supplement, which terms are described in the Form 8-K filed on February 16, 2016.

•    AMITA MPSA. The Company and Ascension Health, as the sponsor of AMITA Health (“AMITA”), agree to make certain amendments to the Master Professional Services Agreement, dated November 1, 2018, by and among the Company, Ascension Health and AMITA (the “AMITA MPSA”). With certain exceptions (including the terms related to the digital transformation of consumer and provider experience), the terms and conditions of the Amendment will be generally applied to the AMITA MPSA.

Ascension Health is an affiliate of TCP-ASC ACHI Series LLLP, a Delaware series limited liability limited partnership, which entity is a principal stockholder of the Company.

Item 8.01 Other Events.

On May 4, 2021, the Company issued a press release announcing that the Company and Ascension Health have entered into the Amendment. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Forward Looking Statements

This Current Report on Form 8-K includes statements that may constitute “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In particular, statements about future events and relationships, plans, future growth and future performance are forward-looking statements. These statements are often identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “designed,” “may,” “plan,” “predict,” “project,” “would” and similar expressions or variations, although not all forward-looking statements contain these identifying words. We have based these forward-looking statements on our current expectations and projections about future events as of the date hereof and any forward-looking statements contained herein should not be relied upon as representing our views as of any subsequent date. Subsequent events and developments, including actual results or changes in our assumptions, may cause our views to change. While we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, such statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections, or expectations prove incorrect, actual results, performance, financial condition, or events may vary materially and adversely from those anticipated, estimated, or expected. Our actual results and outcomes could differ materially from those included in these forward-looking statements as a result of various factors, including, but not limited to, factors discussed under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2020, our quarterly reports on Form 10-Q and any other periodic reports we file with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit Number	Description
	99.1	Press Release of R1 RCM Inc., dated May 4, 2021
	104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R1 RCM INC.

Date: May 4, 2021

By: /s/ Rachel Wilson
Name: Rachel Wilson
Title: Chief Financial Officer